 Pictured: Actual Reclaimed Waste Coal Site in Russellton, PA  Stronghold Investor Presentation  October 14, 2022  Exhibit 99.3

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 Step-function Improvement in Leverage Profile  3  ~$65mm out of ~$67mm of principal amount of NYDIG debt extinguished  As previously disclosed, SDIG entered into an agreement with NYDIG and BankProv (another participating lender) to sell ~26,000 miners in exchange for extinguishing ~$67mm of principal amount of debt outstanding  On 9/30/22, SDIG completed sale of initial 3 tranches of miners to extinguish ~$27mm of debt  On 10/13/22, SDIG completed sale of additional 3 tranches of miners to extinguish ~$38mm of debt  ~$65mm of debt has now been extinguished, and the remaining ~$2mm will be extinguished upon the release of ~500 Bitmain miners from U.S. Customs and delivery to NYDIG  We estimate that we could replace the ~26,000 returned miners for <$40mm at current market prices, compared to the ~$67mm of debt that is being extinguished  Taking disciplined approach to replacing miners given attractive forward grid prices vs. BTC mining economics  As previously disclosed, binding commitment from WhiteHawk includes ~$20mm of additional borrowing capacity, which can be used to fund miner purchases

# Significantly Reduced Debt through Execution of Previously Disclosed Restructuring Transactions

## 6/30/22 and Pro Forma Principal Amount of Debt Outstanding ($mm)

| | As of 6/30/22 (Unaudited) | As of 10/12/22 and Pro Forma for Close of NYDIG Asset Purchase Agreement (Estimates) | Total Reduction 6/30/22 to 10/12/22 |
|---|---|---|---|
| NYDIG Equipment Financings | $67.3 | – | $67.3 |
| WhiteHawk Equipment Financings | $43.1 | $35.1 | $8.0 |
| May Private Placement Convertible Notes | $33.8 | $22.5 | $11.3 |
| Plant-level Equipment Financings | $1.6 | $1.4 | $0.2 |
| **Total Principal Amount of Debt Outstanding** | **$145.8** | **$59.1** | **$86.8** |

- Debt eliminated through return of ~26,000 miners
- ~$2mm remains outstanding until ~500 miners that are held in U.S. Customs are delivered to NYDIG

- Reduced through principal repayments since 6/30/22
- Working to close financing that replaces existing equipment financings with secured, 36-month debt with ~$20mm of incremental capacity

- Reduced through lowering strike price on ~6.3mm warrants from $2.50/share to $0.01/share
- Able to repay remaining principal in stock, warrants, or cash

Note: As of 6/30/22, book value of debt was ~$127.5mm, with ~$18.4mm of deferred loan fees, equity, and other fair value adjustments driving the deviation from principal amount outstanding
Note: As of 10/12/22, book value of debt was ~$43.8mm, with ~$15.3mm of deferred loan fees, equity, and other fair value adjustments driving the deviation from principal amount outstanding
Note: Restructuring transactions related to WhiteHawk Equipment Financings and the May Private Placement Convertible Notes were previously disclosed

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# Step-function Improvement in Cash Flow Profile

## Favorable mutual termination of Northern Data Hosting Agreement

- Elimination of all go-forward profit share payments (35% of miner revenue net of $0.027/kWh), which were expected to be ~$0.5-1.1mm per month until the halving and ~$10-25mm cumulatively through Sep. 2024 [1]
- Elimination of ~$2.6mm payable to Northern Data
- Right to operate ~50 MW of Northern Data's modular datacenter containers for 2 years for only $1,000/year
- Option, but not obligation, to purchase the containers at end of 2-year term for $2-6mm, based on the prevailing hash price[2,3], less any expenditures made by SDIG to upgrade the datacenter containers, up to a $1.5mm cap
- SDIG to pay Northern Data $4.5mm ($2.5mm already paid, with remaining $2mm to be paid in 4Q 2022)
- **We estimate the undiscounted value of this agreement (2-year net cash flow impact) to be ~$7-20mm** [1]
- Additionally, as previously disclosed, SDIG returned 2,675 miners to Northern Data in exchange for a full release from paying the purchase price of ~$8.8mm

1. See analysis on page 6
2. Hash price calculation: [Bitcoin price] x [# of BTC mined per day globally (~900 currently and ~450 post-halving)] ÷ [Bitcoin network hash rate (TH/s)]
3. Per the agreement, the containers cost $2mm for hash price ≤ $0.08, $3mm for $0.08 < hash price ≤ $0.10, $4mm for $0.10 < hash price ≤ $0.12, $5mm for $0.12 < hash price ≤ $0.14, and $6mm thereafter

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# Termination of Northern Data Hosting Agreement

## Management believes this is a very beneficial outcome for SDIG and its shareholders

### What SDIG Receives

- Elimination of go-forward profit share payments to Northern Data – expected to save ~$10-25mm over next 2 years [1]
- Elimination of ~$2.6mm payable to Northern Data
- Option to purchase ~50 MW of modular datacenter containers for $2-6mm based on hash price (would only be $2-3mm for the market cases shown below)

### What SDIG Pays

- $2.5mm in upfront cash (already paid)
- $1.0mm cash payment in October and $1.0mm cash payment in November
- De minimis $1,000 annual lease payment for ~50 MW of modular datacenter containers

## Termination Expected to Improve SDIG Cash Flow Profile and Offer Strong Returns [1,2]

**Forecasted Profit Share Payments Avoided ($mm)**



Quarterly
Cumulative
$4.5
$3.0
$1.5
–
$30
$20
$10
–
4Q
1Q
2Q
3Q
4Q
1Q
2Q
3Q
2022
2023
2024
Quarterly - $17,500 BTC
Quarterly - $20,000 BTC
Quarterly - $25,000 BTC
Quarterly - $30,000 BTC
Cumulative - $17,500 BTC
Cumulative - $20,000 BTC
Cumulative - $25,000 BTC
Cumulative - $30,000 BTC

**Expected Returns & Cash Flow Impact**

| Assumed BTC Price | Months to Payback | 2-year Cum. Undisc. Cash Flow |
|---|---|---|
| $17,500 | 4 | $7mm |
| $20,000 | 3 | $10mm |
| $25,000 | 3 | $15mm |
| $30,000 | 2 | $20mm |

Note: assumes 250 EH/s network hash rate for all cases until the halving in April 2024, at which time network hash rate is reduced by 35%

1. Assumes ~1.33 EH/s of hash rate capacity with average miner efficiency of 37 J/T; assumes 95% miner uptime; assumes Northern Data would receive 35% of revenue net of $27/MWh
2. Cash flow and returns figures assume 1) cash outflows consistent with bullets under "What SDIG Pays", 2) a cash outflow in September 2024 to purchase the modular datacenter containers that is based on the prevailing hash price for each market case, 3) cash inflows equal to forecasted profit share payments avoided, 4) a cash inflow in November 2022 equal to the elimination of the ~$2.6mm payable

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